                                                                                                                           Exhibit 25.1

Exhibit 25.1(Form T-1)
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                                                               FORM T-1

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                       STATEMENT OF ELIGIBILITY
                                              UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                                               CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                                 CHECK IF AN APPLICATION TO DETERMINE
                                                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                                   SECTION 305(b)(2)           |__|
                                                      ___________________________

                                                         THE BANK OF NEW YORK

                                          (Exact name of trustee as specified in its charter)

New York                                                                   13-5160382
(State of incorporation                                                    (I.R.S. employer
if not a U.S. national bank)                                               identification no.)
One Wall Street, New York, N.Y.                                            10286
(Address of principal executive offices)                                   (Zip code)
                                                      ___________________________

                                                      O'Sullivan Industries, Inc.
                                          (Exact name of obligor as specified in its charter)

Delaware                                                                   43-0923022
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                                                 O'Sullivan Industries Holdings, Inc.
                                          (Exact name of obligor as specified in its charter)

Delaware                                                                   43-1659062
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                                                 O'Sullivan Industries-Virginia, Inc.
                                          (Exact name of obligor as specified in its charter)

Virginia                                                                   75-2214237
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                                               O'Sullivan Furniture Factory Outlet, Inc.
                                          (Exact name of obligor as specified in its charter)

Missouri                                                                   01-0641018
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)
1900 Gulf Street
Lamar, Missouri                                                            64759
(Address of principal executive offices)                                   (Zip code)

                                                      ___________________________

                                                 10.63% Senior Secured Notes due 2008
                                                  (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the Trustee:

         (a)      Name and address of each examining or supervising authority to which it is subject.

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                       Name                                                        Address
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        Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                 and Albany, N.Y. 12203
        Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045
        Federal Deposit Insurance Corporation                    Washington, D.C.  20429
        New York Clearing House Association                      New York, New York   10005
         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits  identified in parentheses  below, on file with the Commission,  are  incorporated  herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1.       A copy of the  Organization  Certificate  of The Bank of New York  (formerly  Irving Trust Company) as now in effect, which  contains  the  authority  to commence  business  and a grant of powers to  exercise  corporate  trust  powers.
                  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration  Statement No. 33-6215,  Exhibits 1a and 1b to Form
                  T-1 filed with Registration  Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with  Registration  Statement No.
                  33-29637.)

         4.       A copy of the  existing  By-laws  of the  Trustee.  (Exhibit  4 to Form T-1 filed  with  Registration  Statement  No.
                  33-31019.)

         6.       The consent of the  Trustee  required by Section  321(b) of the Act.  (Exhibit 6 to Form T-1 filed with  Registration
                  Statement No. 33-44051.)

         7.       A copy of the latest  report of  condition of the Trustee  published  pursuant to law or to the  requirements  of its supervising or examining authority.

                                                               SIGNATURE

         Pursuant to the  requirements  of the Act, the Trustee,  The Bank of New York, a corporation  organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the  undersigned,  thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of December, 2003.

                                                     THE BANK OF NEW YORK

                                                     By:     /S/        ROBERT A. MASSIMILLO
                                                           Name:     ROBERT A. MASSIMILLO
                                                           Title:      VICE PRESIDENT

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                                                                                                                              Exhibit 7

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                                                  Consolidated Report of Condition of

                                                         THE BANK OF NEW YORK

                                               of One Wall Street, New York, N.Y. 10286
                                                And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,  at the close of business  September 30, 2003,  published in accordance with a call made by the
Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,688.426
   Interest-bearing balances...........................                                            4,380,259
Securities:
   Held-to-maturity securities.........................                                              270,396
   Available-for-sale securities.......................                                           21,509.356
Federal funds sold in domestic offices.................                                            1,269,945
Securities purchased under agreements to
   resell.............................................                                                                         5,320,737
Loans and lease financing receivables:
   Loans and leases held for sale................                                                              629,178
   Loans and leases, net of unearned
     income...............38,241,326
   LESS: Allowance for loan and
     lease losses............813,502
   Loans and leases, net of unearned
     income and allowance..............................                                           37,427,824
Trading Assets.........................................                                            6,323,529
Premises and fixed assets (including capitalized
   leases).............................................                                              938,488
Other real estate owned................................                                                  431
Investments in unconsolidated subsidiaries and
   associated companies................................                                              256,230
Customers' liability to this bank on acceptances
   outstanding.........................................                                              191,307
Intangible assets......................................
   Goodwill............................................                                            2,562,478
   Other intangible assets.............................                                              798,536
Other assets...........................................                                            6,636,012
Total assets...........................................                                          $92,203,132
LIABILITIES
Deposits:
   In domestic offices.................................                                          $35,637,801
   Noninterest-bearing.......................15,795,823
   Interest-bearing..........................19,841,978
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           23,759,599
   Noninterest-bearing..........................599,397
   Interest-bearing..........................23,160,202
Federal funds purchased in domestic
=======================================================
  offices...........................................                                                                             464,907
Securities sold under agreements to repurchase.........                                              693,638
Trading liabilities....................................                                            2,634,445
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                                   11,168,402
Bank's liability on acceptances executed and
   outstanding.........................................                                              193,690
Subordinated notes and debentures......................                                            2,390,000
Other liabilities......................................                                            6,573,955
Total liabilities......................................                                          $83,516,437
Minority interest in consolidated
   subsidiaries......................................                                                                        519,418

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EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                                                                                  0
Common stock...........................................                                            1,135,284
Surplus................................................                                            2,057,234
Retained earnings......................................                                            4,892,597
Accumulated other comprehensive income.........                                                           82,162
Other equity capital components.....................                                                                   0
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Total equity capital...................................                                            8,167,277
Total liabilities minority interest and equity capital.                                          $92,203,132

         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller  of the  above-named  bank do hereby declare that this Report of
Condition is true and correct to the best of my knowledge and belief.
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                                                                                                             Thomas J. Mastro,
                                                                                         Senior Vice President and Comptroller

         We, the undersigned  directors,  attest to the correctness of this statement of resources and liabilities.  We declare that it has been  examined by us, and to the best of our knowledge and belief has been prepared in  conformance  with the  instructions  and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                                 Directors
Alan R. Griffith

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